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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17821.



                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
 March 26, 1997